UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other events.

On August 11, 2017, the outstanding indentures (the “Indentures”) for Willis North America Inc., Trinity Acquisition plc (f/k/a Trinity Acquisition Limited) and Willis Towers Watson public limited company (the “Company”) were amended and supplemented by certain supplemental indentures thereto (together, the “Supplemental Indentures”) to evidence the succession of Willis Towers Watson UK Holdings Limited (the “Assuming Guarantor”) to WTW Bermuda Holdings Limited (the “Transferring Guarantor”) and the assumption by the Assuming Guarantor of the covenants of the Transferring Guarantor under the Supplemental Indentures and in the securities. As the successor to the Transferring Guarantor of all obligations under the Indentures, and upon the release of the Transferring Guarantor, the Assuming Guarantor will also become the successor to the Transferring Guarantor with regard to any reporting obligations (or exemptions therefrom) under the Securities Exchange Act of 1934, as amended. The Assuming Guarantor also became a party by way of a joinder to the Company’s Amended and Restated Credit Agreement, dated as of March 7, 2017, as amended.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to such Supplemental Indentures, which have been filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Eighth Supplemental Indenture, dated as of August 11, 2017 to the Indenture, dated as of July 1, 2005.

4.2	Third Supplemental Indenture, dated as of August 11, 2017 to the Indenture, dated as of March 17, 2011.

4.3	Fifth Supplemental Indenture, dated as of August 11, 2017 to the Indenture, dated as of August 15, 2013.

4.4	Second Supplemental Indenture, dated as of August 11, 2017 to the Indenture, dated as of May 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY (Registrant)

Date: August 16, 2017	By:	/s/ Christof Nelischer
Name: Christof Nelischer Title: Global Group Treasurer